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Slide 1:
(logo): USA Networks, Inc.


Slide 2: Important

This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the current views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending transactions. This presentation reflects estimates that USA is comfortable releasing to analysts and the public as of the date hereof.

Prepared 3/4/02 - Read  important disclaimer(s)

Slide 3: USA Interactive
Electronic Retailing
(logos) HSN, America's Store, Home Shopping Espanol, Shop Channel, HSN.com, TVSN, Home Shopping Europe

Information & Services
(logos) Ticketmaster, Match.com, Citysearch, HRN, USA ECS, Styleclick, Expedia, PRC

Pro forma for pending Vivendi transaction. Includes some companies majority or partially owned by USA.

Prepared 3/4/02 - Read important disclaimer(s)


Slide 4: Goal: 20% of Interactive Commerce
USA's Share of Interactive Commerce

Today = 8%
Goal = 20% through Acquisitions and Organic Growth & Initiatives

Compiled estimates per MSDW, Jupiter, Shop.org, McCann Erickson, Zenith Media, Paul Kagan, Prudential, Furman Selz, PaineWebber, SSB, and Forrester.

Prepared 3/4/02 - Read important disclaimer(s)



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Slide 5: Tickets: Print-at-Home
(graphics) screen grab of Ticketmaster.com, sample Ticketfast ticket

Prepared 3/4/02 - Read important disclaimer(s)


Slide 6: Tickets: Exchanges
(graphic) screen grab of Orlando Magic ticket exchange on Ticketmaster.com

Prepared 3/4/02 - Read important disclaimer(s)


Slide 7: Tickets: Yield Management
Tickets in Inventory (U.S.)
(pie chart) In System, Unsold and Sold by TM

Prepared 3/4/02 - Read important disclaimer(s)


Slide 8: Tickets: New Inventory
Tickets for "Access"
(pie chart) Movies, Museums/Ballet/Orchestras, College Sports, Nightclubs, Theater, Parks, Concerts/Music Venues, Pro Sporting Events

Compiled estimates per Pollstar, US Census Bureau, Amusement Business, sports.zip2.com, SWAG, MLB, National Thoroughbred Racing Association, Paul Kagan, IAAPA, American Zoo and Aquarium Association, Travel Industry Association, Ticketweb, Int'l Association of Fairs and Expos. National Endowment for the Arts, NCAA and National Association of Theater Owners

Prepared 3/4/02 - Read important disclaimer(s)

Slide 9: Tickets: Loyalty Programs
(graphics) screen grabs of Ticketmaster.com's web pages for the Champions on Ice and the NBA

Prepared 3/4/02 - Read important disclaimer(s)

Slide 10: Personals: The Opportunity
Online Singles in US

Do Not Use Online Dating = 72 mm

Use Online Dating = 6 mm


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Sources: Pacific Crest research dated February 13, 2002.

Prepared 3/4/02 - Read important disclaimer(s)


Slide 11: Travel: Packaging
(graphics) screen grabs of Expedia.com travel packages pages

Prepared 3/4/02 - Read important disclaimer(s)


Slide 12: Travel: Upselling / Cross-Selling
Expedia and Citysearch pages showing examples of a Search Result, Upsell and Crossell

Prepared 3/4/02 - Read important disclaimer(s)


Slide 13: Retail: Continuity / Upselling
(graphic) screen grab of HSM.com web page

Prepared 3/4/02 - Read important disclaimer(s)


Slide 14: Retail: Multi-Channel
(graphics) screen grabs of HSN.com web pages and cover of HSN Catalogue - Improvements

Prepared 3/4/02 - Read important disclaimer(s)


Slide 15: Upside: Expanding Retail
(graphics) TV showing HSN and computer showing HSN.com

Prepared 3/4/02 - Read important disclaimer(s)


Slide 16: Upside: Direct Marketing
(in circle) 65 MM Name Database (outside circle: logos) Expedia, USA ECS, HSN, HSN.com, Match.com, ReserveAmerica, Ticketmaster, Citysearch


Prepared 3/4/02 - Read important disclaimer(s)



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Slide 17: What Next?
Interactive Commerce + Services
(pie chart) Travel, PCs / electronics, TV Elec. Retailing, Other, Apparel, Event Tickets, Home & Garden, Healthy & Beauty, Personals, Financial Serverice, Auctions, Jobs Classifieds, Automobile, Real Estate Classifieds, Books & Music, Office

2001 data. Source: Shop.org, Comscore Networks, Jupiter, MSDW, Prudential, Furman Selz, Painewebber, SSB, SEC filings and Match.com and other internal estimates.

Prepared 3/4/02 - Read important disclaimer(s)


Slide 18:
(logo): USA Networks, Inc.


Slide 19: Important

USA has filed a preliminary proxy statement and will file other relevant documents concerning USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and certain related transactions with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH THE SEC BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE PROPOSED TRANSACTIONS. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019, Attention:
Investor Relations.
INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED
TRANSACTIONS.
USA and its directors and officers may be deemed to be participants in the solicitation of proxies from USA shareholders to adopt the agreement providing for USA's contribution of its Entertainment Group to a joint venture with Vivendi Universal and the other related transactions described therein. A detailed list of the names and interests of USA's directors and executive officers is contained in the definitive proxy statement on Schedule 14A filed by USA with the SEC on April 9, 2001. Copies of USA filings may be obtained free of charge at the SEC's website at www.sec.gov.

Prepared 3/4/02 - Read important disclaimer(s)


Slide 20:
(logo): USA Networks, Inc.